Exhibit 99.1
Lehman Brothers CEO Energy/Power Conference Steve Leer Chairman and CEO New York September 6, 2007 Unearthing ValueArch Coal, Inc.

Forward-looking information This presentation contains “forward-looking statements”-that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses;and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.
Slide 2

Long-Term Macro Fundamentals Unearthing ValueArch Coal, Inc.

Developing nations will increase energy use, putting pressure on global supply Electricity Usage Passenger Vehicles per Capitaper Capita 15,000600 U.S.U.S. Italy 12,000Australia Australia 450 9,000U.K. S. KoreaU.K. RussiaItaly300 6,000 S. Korea Malaysiacars per 1000 people 150Russia kilowatt-hours per capita3,000Malaysia MexicoMexico China 00 IndiaIndia China $000000 0$0000 ,00, 00 $10,$20,000$30,000$40,00024 $10,000$$30,0$ GDP per capita (in U.S. $)GDP per capita (in U.S. $)
Source: United Nations’Human Development Report 2005, Slide 42005 World Development Indicators (World Bank)

Coal’s advantage: abundant, secure and widely dispersed billions of tons Based on current production levels and proven reserves, of oil equivalent 300coal should outlast gas supplies and oil reserves by more than 2x and 4x, respectively 200 100 0Europe Russia
North America Middle East China
India AfricaOther Asia Central and South Pacific America
OilNatural GasCoal
Slide 5Source: Bank of America, BP Statistical Review and Blackwell Energy Research

Growth in electric generation markets will drive coal consumption in the U.S. Expand 1% increase in GDP = 0.7% increase in the Pieelectric generation
Fill in Increased utilization at existing plants can Troughsexpand demand by at least 100 million tons1
Grow New coal plant construction the Basewill add meaningfully to coal’s 310 GW installed base
Slide 61/ -Assumes an 80% demonstrated peak utilization vs. 73% average utilization.Source: EIA and ACI

Over the long-term, clean-coal technologies can broaden market demand for coal







- A plug-in hybrid is one entry for coal into the transportation market
  - *Likely to create significant off-peak demand for electricity*

- Coal can be converted into ultra-low-sulfur diesel fuel
  - *At current oil prices, coal-to-liquids facilities are economically feasible*

- Gasification can reduce emissions & transform coal into pipeline-quality natural gas
  - *IGCC & CCS should enable coal to prosper in a carbon constrained world*

Public policy initiatives for domestic energy security are spurring debate on energy legislation and financial incentives for clean-coal technology development

Slide 7

Source: ACI

Electric generation will increasingly rely on foreign sources of natural gas U.S. Natural Gas ProductionRig U.S. Natural Gas Supply TcfCount (in trillion cubic feet) 252,000 1,60029 20 1,20022 151000% 800increase 10in LNG 400 50 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 U.S. Dry Gas Production2005 2030 North American Production North American Rig CountImported LNG U.S. dry natural gas Increased dependence on production has declined foreign natural gas will be since peaking in 2001 required for natural gas just despite an ever increasing to maintain its share of number of rigs in productionelectric generation
Slide 8Source: EIA, ACI and Baker Hughes

Significant nuclear expansion is necessary just to maintain share U.S. Nuclear Capacity FactorsU.S. Nuclear Plants 144 100%
90%104 80%
60% 56% 40% 1980 1990 2000 2002 2004 20062005 2030 Nuclear utilization has increased At least 40 new units are needed substantially over the past 25 yearsjust to maintain current share `Since 2000, nuclear utilization has `No new plant additions are been at or close to 90%forecasted in the next 10 years It is unlikely that utilization can Current nuclear generating increase further given refueling infrastructure is aging and maintenance requirements`By 2030, the average age of nuclear infrastructure will be 50 years old Slide 9Source: EIA and ACI

Coal is – and will remain – a vital part of America's energy future

U.S. Energy Reserves
(in trillion Btu)



Coal: 95%
Coal
Natural Gas
Oil

U.S. Petroleum Supply
(million bbls per day)



Domestic 40%
Imports: 60%
Non-OPEC
OPEC
Domestic

U.S. Fuel Prices
($/mm Btu, at 8/29/07)



$0.63
$7.89
$12.32
PRB 8800
FOB mine
(2008)
Nat. Gas
Crude Oil
Wellhead
(Jan. 2008)

Source: EIA, Platts and NYMEX

Slide 10

Current Trends Unearthing ValueArch Coal, Inc.

U.S. coal market fundamentals are improving in 2007 100Electric generation is up 1.9% year-to-date through Aug. 25 90+26 80 mm MWHrs+8 70 60 Jan Mar May Jul Sep Nov 200520062007 26U.S. coal production is down 242.1% over same time frame 22 Million Tons 20 18 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 200520062007 Slide 12Source: ACI, EEI, EIA and MSHA

Pressures on Appalachian coal production continue to build Central Appalachia 300 250 in million tons 200 150 978000 01 0020300506 191991999 2 20 2202004 220 Despite price spikes in 2001 & 2004, production peaked in 1997 Cost pressures show no signs of abating Loss of synfuel tax credits may idle some high cost mines Legal/regulatory hurdles threaten to escalate production decline Consolidation and rationalization are widely anticipated Slide 13Source: Platts and ACI estimates

Strength in international coal markets likely to spill over into domestic market


U.S. Net Exports
(through June 2007)
20%
15%
10%
5%
0%
18%
7%
2%
Steam Exports
Met Exports
Imports

- Strong seaborne markets driven by higher consumption in Asia
- U.S. coal increasingly valued for purposes of supply diversification
- U.S. import growth muted as supply is diverted into strong seaborne trade

- U.S. export opportunities likely to grow in 2008 due to tight international supply conditions
- Timing for start-up of Arch's Mountain Laurel longwall in 4Q07 is highly advantageous
  - *Flexibility to sell substantial portion of tonnage into met market*



Slide 14

Source: ACI and NMA

While future prospects are bright, near-term challenges persist Power Plant Stockpile Levels 75 70 65 60 55 50 Days Supply 4546 days 4039-day average 35 3032 days 25 Jan-01Jan-02Jan-03Jan-04Jan-05Jan-06Jan-07 Days Supply5-Yr Min5-Yr Max New stockpile norm may be closer to 5-year maximum vs. average Arch estimates stockpiles at the end of August to be roughly 44 days Slide 15Source: ACI and EIA estimates

Climate Concerns and the Future of Coal Unearthing ValueArch Coal, Inc.

Coal is being used in increasingly clean ways 200% +182% 150%Electricity from Coal 100% 50% 0% -50%NOx -33% SO2 -55% -100%PM10 -83% 1970 1975 1980 1985 1990 1995 2000 2005 2006
More progress is expected under existing regulations Higher efficiency rates and the eventual deployment of coal gasification technologies create opportunities for reducing carbon intensity as well
Slide 17NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter)Source: NMA

Governmental support for clean-coal technologies is growing “The Strategic Energy Fund would provide $3.5B in incentives and grants to speed the development of more clean coal plants across the country ...” SenatorHillary Clinton (D-NY) “...we’ll need to invest more in the clean technology that will allow us to burn more coal, our country’s most abundant fossil fuel.” Senator Barack Obama (D-IL)
Nancy Pelosi, Speaker of the House (D-CA) “We have a coal industry in our country that cannot be ignored. We want technology to be the answer ... My view is that we must move in a very strong, forceful and generous way in investing in the research for sequestration...” Slide 18Source: Google, Congressional web sites

Developed world must adopt climate solutions and export these to developing nations CO2 Emission Trends 1990-2030 Rest of Non-OECD
China Rest of OECD United States
China is likely to surpass the U.S. in GHG emissions this year The growth rate of GHG emissions in developing nations is likely to significantly exceed that of the developed world Slide 19Source: IEA World Energy Outlook 2006, Guardian

Arch Coal
Unearthing ValueArch Coal, Inc.

About Arch Coal, Inc.
One of the largest coal producers in the U.S. Core business is providing U.S. power generators with clean-burning, low-sulfur coal for electric generation `Supplies roughly 11% of U.S. coal needs `Provides source fuel for roughly 6% of U.S. electricity Talented workforce operates large, modern mines Industry leader in mine safety, productivity and reclamation Slide 21Source: ACI

Arch's national scope of operations includes presence in four major U.S. coal basins



Powder River Basin
1. Coal Creek
2. Black Thunder
Illinois Basin
Knight Hawk
Western Bituminous
1. Skyline
2. Dugout
3. Sufco
4. West Elk
Central Appalachia
1. Mountain Laurel
2. Coal-Mac
3. Cumberland River
4. Lone Mountain

2.9-Billion Ton Reserve Base



PRB (1,829)
WBIT (464)
ILB (220)
CAPP (393)
Compliance
Low-sulfur
High-sulfur

Slide 22

Source: ACI

Arch's extensive and diverse reserve base is advantageous for sourcing new coal plants

Site Prep/Permitted


10
GW
PRB
CAPP
NAPP
Illinois
Lignite

- ✓ Total coal demand of 40 million tons
- ✓ Arch's reserve base strategically positioned to service more than half of proposed plants

Under Construction


10
GW
PRB
CAPP
Illinois
NAPP

- ✓ Total coal demand of 35 million tons
- ✓ Arch's reserve base strategically positioned to service more than 85 percent of new plants

Online

- Tucson Electric 400 MW
- Santee Cooper 580 MW
- MidAmerican 790 MW

- ✓ Total coal demand of 6 million tons
- ✓ Arch's reserve base strategically positioned to service demand from each of these plants

Slide 23

Source: Platts and ACI

Arch has one of the industry’s strongest and cleanest balance sheets Net Debt as Percentage of Capitalization 83.9%
58.0% 46.2% 38.9%
12/31/00 12/31/02 12/31/04 12/31/06 Legacy Liabilities of Largest U.S. Coal Companies 12/31/06 (in millions) $3,357Pension Reclamation $2,267Postretirement Medical Workers’Comp
$771 $397$337 Competitor #1Competitor #2 Competitor #3 Competitor #4Arch Coal
Slide 24Source: SEC filings compiled by ACI

Arch’s 2006 performance validates its focus on three key pillars for success
Operating the world’s safest coal mines `Recognized by MSHA’s Sentinels of Safety award for operating the nation’s safest underground coal mine in 2005 `Second-best year on record for lost-time incidents `Outperformed the industry safety average by three times Achieving industry-leading productivity rates `Operated three of top eight most productive longwall mines `Sufco was the most productive underground mine `Surface mines produced 170% more tons than industry average Acting as responsible citizens and environmental stewards `National Good Neighbor Award `Greenlands Award — best reclamation in West Virginia Slide 25Source: ACI and Public Sources

Arch has reduced production levels and is containing costs in a weak market cycle

- Reduce production targets
  - *Preserve value of reserves*
- Lower capital spending
  - *Align spending with market demand and reduced production levels*
- Focus on cost control
- Patient approach to contracting
  - *Unpriced position allows Arch to participate in upside potential as market rebounds*
  - *Creates long-term value for shareholders*



Guidance
(charts in millions)
2006
2007E
127
128
$502
$260
Volume midpoint*
Capex midpoint**



Unpriced tons at 6/30/07
5
50 - 60
105 - 115
2007
2008
2009

**Volume excludes pass-through tons*
***Capex excludes reserve additions*

Slide 26

Source: ACI

Arch is changing perceptions of coal through investment in coal-conversion technologies

Medicine Bow Mine


DKRW
Wyoming
Arch as mine operator

ACI
ARCH COAL, INC.

DKRW Advanced Fuels

13,000 bpd
CTL Facility

GE gasification technology

RENTECH FT liquefaction technology

Sinclair Off-take agreement

CO_2

enhanced oil recovery

End Products

ultra-clean diesel fuel



chemical feedstock



Arch owns an equity stake in DKRW Advanced Fuels

Slide 27

Source: ACI

Arch’s future strategic growth possibilities are compelling
Invest in core businesses to enhance profit growth and return on capital as well as evaluate opportunities to further upgrade and expand reserve base
Consider acquisitions, divestitures or other investments that strategically fit and create shareholder value Expand market for coal (and perception of coal’s value) through Btu conversion technologies that provide significant upside Slide 28Source: ACI